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                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Lomak Petroleum, Inc. (the "Company") for the year ended December 31, 1997, into the Company's Registration Statement on Form S-4, to which this consent is an exhibit. We also consent to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus included in the Registration Statement.




                                       /s/ PETER D. HUDDLESTON
                                       -----------------------
                                       Peter D. Huddleston, P.E.
                                       President
                                       Huddleston & Co., Inc.

                                       June 22, 1998